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                                                                   EXHIBIT 10.24


                        Multimedia Production Agreement

                                    between

                      Brilliant Interactive Ideas Pty Ltd
                                  ("Producer")


                                      and


                             Monto Holdings Pty Ltd
                                ("The Investor")

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                        MULTIMEDIA PRODUCTION AGREEMENT


DETAILS OF THE AGREEMENT

DATE OF THE AGREEMENT:

     This agreement is made on 14th March, 1995

PARTIES TO THE AGREEMENT:

1.  Brilliant Interactive Ideas Pty Ltd
    (ACN 021 288 668)
    of 17 The Corso, Manly, New South Wales, 2095
                                                                (THE "PRODUCER")

and

2.  Monto Holdings Pty Ltd
    (ACN 002 440 502)
    of Level 53, MLC Centre, Martin Place, Sydney
    New South Wales, 2000
                                                                (THE "INVESTOR")


BACKGROUND TO THE AGREEMENT

A. The Producer intends to develop and produce a multimedia product for Commercialisation.

B. The Investor will agree to provide or procure funds for the purpose of development of the multimedia product or service.

C. The Producer will agree to pay certain amounts to the Investor from the Commercialisation of the multimedia product, subject to the terms and conditions of this Agreement.

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THE PARTIES AGREE AS FOLLOWS:

1.     DEVELOPMENT OF MULTIMEDIA PRODUCT BY PRODUCER

1.1    OBLIGATION TO DEVELOP

       The producer will Develop the Multimedia Product in accordance with:

       (a) this Agreement (including without limitation, by fulfilling the Milestones in accordance with Clause 1.2);

       (b)    The Product Development Budget; and

       (c)    all requests and directions of the Investor

1.2    MILESTONES

       The producer will fulfill the Milestones:

       (a) to a standard acceptable to the Investor in its absolute discretion and

       (b)    on or before the dates set out in Item 2 of the Schedule.

1.3    DELIVERY OF PRODUCER'S MATERIAL:

       Without limiting the operation of Clause 1.2, the Producer will deliver to the Investor the Producer's Material, or copies of it in the form required by the Investor, by the dates specified in the Item 2 of the Schedule.

1.4    NATURE OF PRODUCER'S MATERIAL:

       The Producer will ensure that nothing created for the purposes of this Agreement by or at the direction of the Producer:

       (a)    is defamatory, obscene, false, misleading or deceptive;

       (b)    breaches any law or Statute, or

       (c)    infringes any Intellectual Property Rights of any other person

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1.5    TIME OF ESSENCE

       Times for the fulfillment of obligations of the Producer under this Agreement are essential terms of this Agreement.

1.6    MATERIAL CONTRACTS

       (a) The Producer will comply with all provisions of any agreement that is material to its business including, without limitation, any agreement that relates to:

              (i)   use of the Third Party Rights; or
              (ii)  Commercialisation of the Multimedia Product.

       (b) The Producer must give written notice to the Investor promptly upon the occurrence of any of the following events:

              (i) default under any of the agreements referred to in Clause 1.6(a).
              (ii) notice of any litigation in respect of any of the agreement referred to in Clause 1.6(a) involving a sum in excess of $10,000; or
              (iii) notice of a breach of any of the agreements referred to in
                    Clause 1.6(a).

2.     PAYMENT OF INVESTMENT FUNDS BY THE INVESTOR

2.1    PAYMENTS IN ACCORDANCE WITH SCHEDULE

SUBJECT TO:

       (a)  Clauses 2.2 and 11; and

       (b) the Producer performing its obligations in accordance with this Agreement,

       the Investor will pay the Investment Funds to the Funds to the Producer in the instalments and on or before the dates referred to in Item 3 of the Schedule.

2.2    NOTICE BY PRODUCER IF PAYMENTS DUE

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       Where any instalment of the Investment Funds is stated in Item 3 of the
       Schedule to be payable by the Investor on or within a certain period after the fulfillment by the Producer of a Milestone, the Investor will only be required to pay the instalment within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Business Days after:

       (a) the Producer gives to the Investor a written notice advising of the fulfillment of the relevant Milestone; and

       (b) the Investor is satisfied that the Producer has fulfilled the relevant Milestone;

              (1) to a standard acceptable to the Investor in its absolute discretion; and

              (2) on or before the relevant date set out in Item 2 of the Schedule.

2.3    DEFAULT BY INVESTOR

       The investor defaults in its obligation to pay Investment Funds to the Producer in accordance with the terms of this Agreement, the Producer may serve a written notice to the relevant Investor requiring payment of the relevant Investment Funds within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Business Days. If that Investor fails to pay those Investment Funds within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION Business Days:

       (a) the Producer may terminate this Agreement with respect to the Investor;

       (b)    the Investor will lose its rights in the Multimedia Product; and

       (c) the Investor is entitled to recoup those Investment Funds it has invested in the Multimedia Product up to the date of termination only after the Producer has recovered the reasonable costs incurred by the Producer in finding the replacement Investor.

       The foregoing does not prejudice or in any way affect the Producer's right to take any legal action against the defaulting Investor.

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3.     PRODUCT DEVELOPMENT DOCUMENTS

3.1    DELAYS IN ACHIEVING MILESTONES

       If the Producer becomes aware that there will or may be any delay (including an indefinite delay) in achieving any of the Milestones on or before the dates set out in Item 2 of schedule, the Producer will:

       (a)    immediately give written notice to the Investor advising of:

              (1)   the nature and period of the delay; and

              (2) any steps the Producer proposes to take to rectify or minimise the delay in achieving the relevant Milestone;

       (b) consult with the Investor to determine the steps to be taken to avoid or minimise the delay; and

       (c) implement any steps required by the Investor to be taken to avoid or minimise the delay.

3.2    AMENDMENTS

       The producer may not amend the Product Development Budget without obtaining the prior written consent of the Investor.

3.3    COPIES OF AMENDED DOCUMENTS

       The Producer will provide to the Investor:

       (a) 1 amended copy of the Product Development Budget marking clearly all amendments; and

       (b) I amended copy of the Product Development Budget without any marking of amendments,

       within 1 Business Day after making any amendments permitted under Clause 4.2.

3.4    EFFECT OF DELAY ON PAYMENTS

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       For the avoidance of doubt, where the date for the fulfillment of a
       Milestone is extended under this Clause 3, the Investor will not be required to may any payment to the Producer under Clause 2.1 until both;

       (a)    the relevant Milestone (as extended) is fulfilled; and

       (b)    the provisions of Clause 2.1 are satisfied.

4.     OWNERSHIP OF INTELLECTUAL PROPERTY

       All product Intellectual Property Rights will be owned by the Producer.

5.     COMMERCIALISATION

5.1    PRODUCER TO KEEP INVESTOR INFORMED

       Without limiting the Producer's obligations under Clause 7, the Producer will:

       (a) advise the Investor in writing of the details of all agreements the Producer proposed to conclude; and

       (b) provide to the Investor, copies of all documents evidencing any agreement concluded by the Producer.

5.2    FURTHER MULTIMEDIA PRODUCTS

       The Producer will not nor will the Producer permit or assist any other party to develop, produce or Commercialise the Multimedia Product or any Further Multimedia Product without first:

       (a) providing to the Investor the full details (including all technical specifications) of the Further Multimedia Product,

       (b) providing copies of all documents and agreements and draft documents and agreements related to the proposed development, production or Commercialisation of the Multimedia Product or the Further Multimedia Product, including any proposed assignment, licence or grant of any other rights with respect to any of the Product Intellectual Property Rights;

       (c) obtaining the prior written consent of the Investor to the proposed development, production or Commercialisation, which consent shall not be unreasonably withheld; and

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       (d)    observe all other terms of this Agreement relating to the
              Multimedia Product,

6.     INCOME AND COMMERCIALISATION

6.1    INVESTOR'S RIGHT TO INCOME

       (a) The Producer will pay, or cause to be paid, to the Investor the amounts set out in or calculated in accordance with Item 4 of the
              Schedule in respect of the Commercialisation of the Multimedia Product.

6.2    OTHER ARRANGEMENTS AFFECTING DIVISION OF INCOME

       The Producer will not do any act or thing or enter into any agreement regarding or contemplating the division, allocation or payment of any amount out of the Gross Receipts, Net Profits or any other amounts received from or in respect of the Commercialisation of the Multimedia Product or any Further Multimedia Product without obtaining the Investor's prior written consent.

7.     REPORTING TO DEVELOPMENT

7.1    QUARTERLY PROGRESS REPORTS

       During the Development of the Multimedia Product by the Producer under this Agreement, the Producer will provide quarterly progress reports:

       (a)    to and in the form required by the Investor;

       (b)    on the last Business Day of each quarter.

7.2    CONTENT OF QUARTERLY PROGRESS REPORTS

       The quarterly progress reports will include details of;

       (a) the fulfillment during the past quarter of all Milestones required to be fulfilled during the period in accordance with this Agreement;

       (b) all other issues or occurrences relevant to the performance of the Producer's obligations under this Agreement which have arisen or occurred during the past quarter; and

       (c)    such other information as the Investor requires from time to time.

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7.3    FURTHER REPORTS

       After the Multimedia Product has been Developed to the Investor's satisfaction and for so long as the Investor has any interest in the Product Intellectual Property Rights, the Producer will provide progress reports;

       (a)    every six (6) months for the first three (3) years of the project;

       (b)    annually for the next four years of the project

       unless the Investor's interest in the project comes to an end at an earlier stage.

8.     WARRANTIES

8.1    GENERAL WARRANTIES

       Each party warrants that:

       (a) it has authority to enter and perform its obligations under this Agreement;

       (b) it has the ability to perform its obligations under this Agreement; and

       (c) it is authorised by all necessary government and other agencies and authorities to perform its obligations under this Agreement and will continue to be authorised to perform this Agreement

8.2    THE PRODUCER'S WARRANTIES

       The Producer represents and warrants to the Investor that:

       (a) the Producer owns, will own or has the exclusive right to acquire all the Intellectual Property Rights in and to the Multimedia Product other than the Third Party Rights;

       (b) development and use of the Multimedia Product under this Agreement and the grant of any rights by the Producer under this Agreement will not infringe the rights, including the Intellectual Property Rights, of any person,

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       (c)    before signing this Agreement, the Producer obtained all necessary licences, permissions, approvals and consents required for the purposes of this Agreement;

       (d) the Producer has not entered into any licence, or Agreement, with any person which conflicts with the rights granted to the Investor under this Agreement;

       (e) all of the information provided to the Investor in relation to the subject matter of this Agreement before the Producer signed this Agreement is true, correct and not misleading.

9.     CONFIDENTIALITY

9.1    CONFIDENTIAL INFORMATION

       Each party acknowledges that it or its employees or agents may be given access to Confidential Information in the course of negotiating or performing this Agreement,

9.2    NO DISCLOSURE

       Each party will keep Confidential Information and will not disclose it to any third party or use it otherwise than:

       (a)    for the purpose of this Agreement;

       (b)    as authorised in writing by the other party;

       (c) as required by any law, stock exchange, judicial or parliamentary body or governmental agency; or

       (d) by way of disclosure to that party's professional advisors who have agreed to keep confidential the Confidential Information.

9.3    NO UNAUTHORISED COPYING

       No party will copy any document containing Confidential Information except as necessary to perform this Agreement.

9.4    RETURN OF MATERIALS

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       On termination of this Agreement, each party will return to each other party all documents or copies of documents containing information which is, at the date of termination, Confidential Information of that other party.

9.5    RESPONSIBILITY FOR EMPLOYEES, AGENTS ETC

       Each party will ensure that its employees, agents, contractors and other persons comply with this Clause 9.

10.    SCOPE OF LIABILITY

10.1   PRODUCER'S INDEMNITY

       The Producer will at all times identify and keep indemnified the Investor and the Investor's respective officers, employees and agents (in this Clause 10 referred to as "those indemnified") from and against any loss (including reasonable legal costs and expenses) or liability incurred by any of those indemnified arising from any claim, demand, suit, action or proceeding by any person against any of those indemnified where such loss or liability arose out of, in connection with or in respect of:

       (a)    entry into or performance of this Agreement;

       (b)    any breach of this Agreement by the Producer; or

       (c) any of the warranties given by the Producer under Clause 8 proving to have been false, misleading or inaccurate when made.

10.2   LIABILITY LIMIT

       The total liability for damages or other forms of monetary relief of the Investor for matters related to, connected with or arising out of this Agreement regardless of the cause of action, whether in contract, tort (including, without limitation, negligence) or breach of any Statute or any other legal or equitable obligation is limited to the amount of liability to contribute to the Investment Funds under Clause 2.

10.3   IMPLIED TERMS

       Where any Statute implies in this Agreement any term, and that Statute avoids or prohibits provisions in a contract excluding, restoring or modifying the application of or exercise of, or liability under such term, such implied terms as are not excludable will be deemed to be included in this Agreement.

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11.     TERMINATION

11.1    REMEDYING TERMINATION EVENTS AND PERFORMANCE EVENTS

        (a) If a Termination Event occurs in relation to any party, any other party may, in its absolute discretion, remedy the Termination Event and may recover the cost of remedying the Termination Event from the party in relation to which the Termination Event occurred.

        (b) If a Performance Event occurs, the Investor may, in its absolute discretion, remedy the Performance Event and may recover the cost of remedying the Performance Event from the Producer.

11.2    IMMEDIATE TERMINATION

        This Agreement may be terminated immediately by notice:

        (a) from the Investor to the Producer if a Termination Event occurs in relation to the Producer;

        (b) from the Producer to the Investor if a Termination Event occurs in relation to any one of the parties which comprise the Investor; or

        (c)  from the Investor to the Producer if a Performance Event occurs.

11.3    DEBT DUE TO THE INVESTOR

        If this agreement is terminated by the Investor under Clause 11.2, the Producer will pay to the Investor on demand an amount equal to that part of the Investment Funds which the Investor has paid to the Producer under Clause 2 up to the date of termination.

12.     FORCE MAJEURE

12.1    NO LIABILITY

        Subject to Clause 11, a party is not liable for its inability to perform, or for any delay in performing any of its obligations under this Agreement if that inability or delay is caused by a Force Majeure Event.

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12.2   EXTENSION OF TIME TO PERFORM

       Subject to Clause 11.2, the time for performance of any obligation by either party under this Agreement will be extended by a period equal to the period of any Force Majeure Event which causes the inability to perform, or delay in performing, the obligation.

13.    RELATIONSHIP OF THE PARTIES

13.1   RELATIONSHIP

       This Agreement does not create any partnership, joint venture or agency relationship between the parties.

13.2   NO AUTHORITY

       No party may enter into any agreements or incur any liabilities on behalf of another party without that other party's prior written consent and may not represent to any person that it has any authority to do so.

13.3   PRODUCER'S SPECIFIC OBLIGATION

       Without limiting the operation of Clause 11.2 and not withstanding any other provision of this Agreement to the contrary, the Producer will not in any negotiations or dealings with any person advise, or represent to, such person that the Producer is negotiating or dealing for or on behalf of or at the request or direction of the Investor.

14.    NOTICES

14.1   LEGIBILITY

       A notice under this Agreement must be in legible writing and in English addressed to the party concerned at that party's address.

14.2   ADDRESS

       For the purpose of the notice under Clause 14.1, a party's address is the address specified at the commencement of this Agreement or as notified to each other party except that where the Investor is comprised of more than one party the address of the Investor will be the address of the Investor.

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14.3   HOW A NOTICE MAY BE SERVED

       A notice may be served by giving it to another party personally, by posting it by security post or by faxing it.

14.4   WHEN A NOTICE IS RECEIVED BY POST

       If the notice is posted by security post it is deemed to be received by the receiving party 2 Business Days after posting.

14.5   WHEN A NOTICE IS RECEIVED BY FAX

       If the notice is faxed it is deemed to be received by the receiving party when the completed transmission report is received, unless:

       (a) the sending party's machine indicates a malfunction in transmission, or the receiving party within a reasonable time (and in any event no longer than 2 Business Days) informs the sending party of an incomplete transmission; or

       (b) the transmission is completed outside business hours at the receiver's address in which case the notice is regarded as received at the commencement of business of the following Business Day in that place.

15.    CUMULATIVE RIGHTS

       The rights are arising out of this Agreement do not exclude any other fights of any party.

16.    ENFORCEABILITY

16.1   EFFECT OF INEFFECTIVENESS OF PART OF THE AGREEMENT

       Any Clause or part of a Clause of this Agreement which is Ineffective in any jurisdiction is Ineffective only to that extent in that jurisdiction.

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16.2   SEVERANCE OF INEFFECTIVE PARTS OF THE AGREEMENT

       Where any clause or part of that clause is ineffective it may be severed without affecting any other part of this Agreement.

17.    WAIVER

17.1   NO WAIVER EXCEPT BY NOTICE IN WRITING

       No right under this Agreement is waived or deemed to be waived except by notice in writing signed by the party waiving the right.

17.2   NO WAIVER OF SUBSEQUENT BREACHES

       A waiver by one party under Clause 17.1 does not prejudice its rights in respect of any subsequent breach of this Agreement by the other party.

17.3   NO WAIVER BY EXTENSION OR FORBEARANCE

       A party does not waive its rights under this Agreement because it grants an extension or forbearance to the other party.

18.    VARIATION

       A variation of this Agreement must be in writing and signed by each of the parties.

19.    ASSIGNMENT

19.1   NO ASSIGNMENT EXCEPT BY CONSENT

       Rights arising out of or under this Agreement are not assignable by any party without prior written consent of each of the other parties.

19.2   CONSENT MUST NOT BE UNREASONABLY WITHHELD

       A party will not unreasonably withhold its consent to assignment.

19.3   BREACH TERMINATES THE AGREEMENT

       A breach of Clause 19.1 by one party entitles any other party to terminate this Agreement.

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19.4   NO EFFECT ON REMAINED OF AGREEMENT

       Clause 19.3 does not affect the construction of any other part of this Agreement.

20.    CURRENCY

20.1   REFERENCES TO THE AUSTRALIAN CURRENCY

       Unless the contrary intention appears, all references to currency in this Agreement shall be construed as being references to Australian currency.

20.2   PAYMENTS IN AUSTRALIAN CURRENCY

       Unless the other party consents in writing any payments which are required to be paid under this Agreement by a party to another party will be paid in Australian currency.

21.    FURTHER STEPS

       Each party will do all things and execute all further documents necessary to give full effect to this Agreement.

22.    ENTIRE AGREEMENT

       This Agreement supersedes all previous agreements in respect of its subject matter and embodies the entire Agreement between the parties.

23.    COUNTERPARTS

       This Agreement may be executed in any number of counterparts.

24.    SURVIVAL

       The rights and obligations under Clauses 4 and 6 to 29 inclusive survive termination of this Agreement.

25.    LEGAL ADVICE

       The Producer acknowledges that in relation to this Agreement it has received legal advice or has had the opportunity of obtaining legal advice.

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26.    COSTS AND EXPENSES

       Each party will bear its own cost and expenses in relation to the negotiation, preparation, execution, delivery and completion of this Agreement and any other related documentation.

27.    GOVERNING LAW AND JURISDICTION

27.1   GOVERNING LAW

       This Agreement is governed by the laws of New South Wales.

27.2   JURISDICTION

       The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

28.    DEFINITIONS

28.1   DEFINITIONS

       In this Agreement, unless the context otherwise requires:

       "BUSINESS DAY" means a day on which the Commonwealth Bank of Australia is open for business in the capital city of the place named in Item 9 of the Schedule;

       "COMMERCIALISE" means to commercially exploit the Developed Multimedia Product including by the production, manufacture, licensing, sub-licensing, publication, promotion, marketing sale or hire of the Multimedia Product or by inclusion in any product in any medium currently existing or yet to yet invented throughout the Universe or service supplied to any person incorporating the Multimedia Product and "Commercialisation" will have a corresponding meaning;

       "CONFIDENTIAL INFORMATION" means all trade secrets, ideas, know-how, concepts and information whether in writing or otherwise relating (in any way) to:

       (1)    a party's sub-licensees or employee;

       (2) the Multimedia Product, the Producer's Material or any Further Multimedia Products;

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       (3)    the affairs or businesses, sales, marketing or promotional information of a party; or

       (4) the terms of this Agreement or any amounts payable under this Agreement,

              which is not in the public domain and includes any such information in the party's power, possession or control concerning or belonging to any third party,

       "DEDUCTIBLE EXPENSES" means all expenses incurred by or on behalf of the Producer in connection with the Commercialisation of the Multimedia Product by or on behalf of the Producer, including:

       (a)    residuals;

       (b) the cost of protecting the Product Intellectual Property Rights and any other rights in and to the Multimedia Product;

       (c)    the cost of prints and sound recordings;

       (d)    the cost of promotions, advertising and sales representatives; and

       (e) duties, taxes, foreign language versions, insurance, royalties, shipping charges and other expenses which distributors are entitled to deduct or recoup under any distribution agreement,

       and not otherwise deducted by any distributor from sums payable to the Producer (or any agent or representative) under any distribution agreement;

       "DEDUCTIBLE FEES" means all commissions and fees deductible from the Gross Receipts and payable in accordance with any and all agreements properly entered into (with any approvals required from the Investor) in respect of the Commercialisation of the Multimedia Product by or on behalf of the Producer including all amounts payable to the Beyond organisation for the licencing of the Beyond 2000 television series;

       "DEFERMENT" means any fee in respect of the provision of any services, rights, finance or facilities in connection with the exercise or exploitation of the Rights by or on behalf of the Publisher payable out of the Gross Receipts and which would be recognised as part of the costs of production of the Multimedia Product;

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       "DEVELOP" means to develop and produce the Multimedia Product for
       Commercialisation in accordance with this Agreement to the Investor's absolute satisfaction and "Development" will have a corresponding meaning;


       "FORCE MAJEURE EVENT" means any;

       (a)    act of God;

       (b) outbreak or escalation of hostilities (whether or not war has been declared) or any other unlawful act against order or authority;

       (c)    industrial dispute;

       (d) other event which is not within the reasonable control of the parties;

       "FURTHER MULTIMEDIA PRODUCT" means any further multimedia product:

       (a) based on or using any image, text, character, scene or event in or any object or other codes, "look and feel" or format of the Multimedia Product; and

       (b) developed by, on behalf of or with the co-operation of the Producer;

       "GROSS RECEIPTS" means the total income received by or on behalf of the Producer from the Commercialisation of the Multimedia Product by or on behalf of the Producer; including:

       (a)    all relevant rebates, subsidies or grants;

       (b) all sums received by the Producer (or any agent or representative) by way of damages or compensation for any infringement of or interference with any rights in and the Multimedia Product or for breach

       (c) any claim for insurance or any loss of moneys that would have been included in Gross Receipts once recovered; and

       (d) relating to the Commercialisation of the Multimedia Product by or on behalf of the Producer;

       "INEFFECTIVE" means void, illegal or unenforceable;

       "INSOLVENCY EVENT" means, in relation to a party:

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       (a)    a receiver, receiver and manager, trustee, administrator, other controller (as defined in the Corporations law) or similar official is appointed over any of the assets or undertaking of the other party;

       (b)    the party suspends payments of its debts generally;

       (c) the party is or becomes unable to pay its debts when they are due or is or becomes unable to pay its debts or is presumed to be insolvent within the meaning of the Corporations Law;

       (d) the party enters into or resolves to enter into any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them;

       (e) the party ceases to carry on business or threatens to cease to carry on business;

       (f) a resolution is passed or any steps are taken to appoint, or to pass a resolution to appoint, an administrator; or

       (g) an application or order is made for the winding up or dissolution of the other party, or a resolution is passed or any steps are taken to pass a resolution for the winding up or dissolution of the party, otherwise than for the purpose of an amalgamation or reconstruction that has the prior written consent of the first party;

       "INTELLECTUAL PROPERTY RIGHTS" means any and all intellectual and industrial property rights throughout the world including rights in respect of or in connection with:

       (a)    any Confidential Information;

       (b) copyright (including future copyright and rights in the nature of or analogous to copyright);

       (c)    performers protection;

       (d)    inventions (including patents);

       (e)    trade marks, service marks; and

       (f)    designs, circuit layouts,

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       whether or not now existing and whether or not registered or registrable and includes any right to apply for the registration of such rights and includes all renewals and extensions;

       "INVESTMENT FUNDS" means the total amount set out in Item 3 of the Schedule payable by the Investor to the Producer in accordance with this Agreement;

       "MILESTONES" means the milestones to be fulfilled under the Product Development Documents by the dates set out in Item 2 of the Schedule;

       "MULTIMEDIA PRODUCT" means the multimedia product described in Item 1(a) of the Schedule including any software, compact or other disc or other version to the Multimedia Product and any revised, modified, amended, altered, edited, re-edited or enhance version of the Multimedia Product;

       "NET PROFITS" means the Gross Receipts after deduction of all:

       (a)    Deductible Expenses;

       (b)    Deductible Fees; and

       (c)    Deferments;

       "PERFORMANCE EVENT" means:

       (a)    the Producer's failure to fulfill a Milestone:

              (1)   to a standard acceptable to the Investor or the Investor, or

              (2) on or before the date set out in Item 2 of the Schedule for achieving the Milestone; or

       (b) a Force Majeure Event which inhibits or delays the performance of the Producer's obligations under this Agreement and continues for CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION or more successive Business Days or for a period in aggregate equal to, or in excess of, CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION business Days;

       "PRODUCER'S MATERIAL" means any material in any form (whether written or machine or eye readable or otherwise) with respect to the Development and

       Commercialisation of the Multimedia Product created, developed or produced by or on behalf of the Producer in the course of Developing the Multimedia Product;

       "PRODUCT DEVELOPMENT BUDGET" means the budget, shown as Annexure A to this Agreement together with any further budget which may he specified in
       Item 2 of the Schedule to be developed by the Producer as a Milestone, for the Development of the Multimedia Product, as amended only in accordance with this Agreement;

       "PRODUCT DEVELOPMENT DOCUMENTS" means:

       (a)    the Product Development Budget;

       (b) the technical specification set out in Item 1(b) of the Schedule together with any further technical specification which may be specified in Item 2 of the Schedule to be developed by the Producer as a Milestone; and

       (c) any other documents required to be created or observed by the Producer,

       as amended in accordance with this Agreement from time to time;

       "PRODUCT INTELLECTUAL PROPERTY RIGHTS" means the Intellectual Property Rights in and to:

       (a)    the Multimedia Product; and

       (b)    the Producer's Material;

       "PRODUCT MATERIAL" means all software, packaging and promotional, marketing and other material in all media relating to the Multimedia Product and the Commercialisation of the Multimedia Product;

       "REPORTS" means reports delivered and if the context so admits, reports to be delivered, by the Producer under Clause 7;

       "STATUTE" means any act of parliament or other legislative body or any regulations or other subordinate instruments made under or pursuant to such an act;

       "TERMINATION EVENT" means;

       (a)    an insolvency Event; or

       (b) a warranty in Clause 8 made by the other party proving to have been false, incorrect or misleading when made; and

       "THIRD PARTY RIGHTS" means all Intellectual Property Rights or embodied or to be embodied in the Multimedia Product and the Product's Material which are owned by or licensed to any other person other than the Producer or the Investor.

28.2   "INTERPRETATION"

       In this Agreement:

       (1) heading and underlinings are for convenience only and do not affect the interpretation of this Agreement;

       (2) explanatory comments do not form part of this Agreement and are not legally binding;

       (3) a reference to this Agreement includes an annexure, exhibit or schedule to this Agreement;

       (4) a provision of this Agreement will not be interpreted against a party just because that party prepared the provision;

       (5) a word or expression in the singular include the plural, and the other way around;

       (6)    words importing a gender include any gender;

       (7) other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

       (8) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document;

       (9) a reference to a party to this or any other Agreement includes that party's successors and permitted assigns;

       (10) a reference to an agreement other than this Agreement includes an undertaking agreement or legally enforceable arrangement or understanding whether or not in writing;

       (11) a reference to a Clause, a Schedule or an Annexure is a reference to a clause, a schedule or an annexure to this Agreement;

       (12)   a reference to a Clause includes a reference to a sub-clause; and

       (13) a reference to a person or words denoting a person includes a company, statutory corporation, partnership, joint venture, association, board, government or semi-government, agency or authority and that person's successors and legal personal representatives.

29.    EXECUTION CLAUSES

Executed as an Agreement by the parties

Signed for and on behalf of Brilliant Interactive Ideas Pty Ltd

By _____________________(Name)   /s/________________(Signature)

________________________(Title)

who warrants by his or her signing
that he or she has authority to sign
this Agreement.

              in the presence of

              Witness       /s/____________________

              Name of Witness    ___________________________
                                 please print



Signed for and on behalf of Monto Holdings Pty Limited

By_____________________(Name)   /s/______________________(Signature)

_______________________(Title)

who warrants by his or her signing
that he or she has authority to sign
this Agreement.

              in the presence of

              Witness            /s/_____________________

              Name of Witness    ___________________________
                                 please print

                                   SCHEDULE
                                      to
                        MULTIMEDIA PRODUCTION AGREEMENT

ITEM 1      Description and Specification
(a)         Multimedia Product (Clause 1.1):

            A series of two (2) interactive magazines based on the Beyond 2000 television series.

(b)         Technical Specification

            The Multimedia Product must comply with the representations made in the Product Development
            Budget.

ITEM 2      Milestones (Clause 1.2):

            The following Milestones in the Development of the Multimedia Product under this Agreement are to be fulfilled by the Producer on or before the dates listed below:


No          Milestone                                Date

1.          Execution of agreement for the Project               CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION

2.          Completion of CONFIDENTIAL INFORMATION               CONFIDENTIAL INFORMATION
            OMITTED AND FILED SEPARATELY WITH THE                OMITTED AND FILED SEPARATELY
            SECURITIES AND EXCHANGE COMMISSION of                WITH THE SECURITIES AND
            research component of title 1 and CONFIDENTIAL       EXCHANGE COMMISSION
            INFORMATION OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE
            COMMISSION research component of title 2

3.          Delivery to the Investor of a working prototype      CONFIDENTIAL INFORMATION
            of the engine used for the two titles                OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION

4.          Delivery to the Investor of Gold Master of title 1   CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION

5.          Delivery to The Investor of Gold Master of title 2   CONFIDENTIAL INFORMATION
                                                                 OMITTED AND FILED SEPARATELY
                                                                 WITH THE SECURITIES AND
                                                                 EXCHANGE COMMISSION

ITEM 3      Payment of Investment Funds (Clause 2.1):

            The total amount of the Investment Funds payable by the Investor to the Developer under this Agreement is CONFIDENTIAL INFORMATION
            OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION payable in the following manner:

            Milestone No.

            1  CONFIDENTIAL INFORMATION OMITTED AND
            FILED SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION

            2  CONFIDENTIAL INFORMATION OMITTED AND
            FILED SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION

            3  CONFIDENTIAL INFORMATION OMITTED AND
            FILED SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION

            4  CONFIDENTIAL INFORMATION OMITTED AND
            FILED SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION

            5  CONFIDENTIAL INFORMATION OMITTED AND
            FILED SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION

ITEM 4      Payments Due to Investor (Clause 6):

(a)         Multimedia Product

1.          The Producer will apply the Gross Receipts from
            Commercialisation of the Multimedia Product, or cause them to be applied, as follows:

               CONFIDENTIAL INFORMATION
               OMITTED AND FILED SEPARATELY
               WITH THE SECURITIES AND
               EXCHANGE COMMISSION of Gross
               Receipts to the Investor and
               CONFIDENTIAL INFORMATION
               OMITTED AND FILED SEPARATELY
               WITH THE SECURITIES AND
               EXCHANGE COMMISSION of Gross
               Receipts to the Developer

2.          Time for Accounting and Payment

            The Producer will pay all amounts payable under this Item 4 within CONFIDENTIAL INFORMATION
            OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION after the end of each calendar quarter ending on CONFIDENTIAL INFORMATION OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION, CONFIDENTIAL
            INFORMATION OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE
            COMMISSION, CONFIDENTIAL INFORMATION
            OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION and
            CONFIDENTIAL INFORMATION OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION